As filed with the Securities and Exchange Commission on November 5, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 5, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On November 4, 2010, the U.S. District Court for the Central District of California granted a motion by Countrywide Financial Corporation and affiliated entities (“Countrywide”) to dismiss the amended complaint in the Maine State Retirement System v. Countrywide Financial Corporation, et al. action in its entirety, with leave to amend. The court ruled that the named plaintiffs have standing to sue only over offerings of mortgage-backed securities in which they actually purchased securities, and that the statute of limitations would be tolled only for offerings in which the named plaintiffs in the previously-filed California state court action entitled Luther v. Countrywide Home Loans Servicing LP, et al., on which the Maine State plaintiffs relied for tolling purposes, had also purchased. The Maine State plaintiffs were given 30 days to file a second amended complaint consistent with the court’s ruling. The court also said that it will address Countrywide’s other arguments for dismissal not addressed in its ruling when it considers any new complaint that may be filed. Bank of America Corporation (the “Corporation”) expects that the court’s ruling will result in a substantial reduction of the number of offerings at issue in the Maine State case.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events, including the expectation that the court’s ruling will result in a substantial reduction in the number of offerings at issue in the Maine State case. These statements are not guarantees and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Corporation’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, the forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Part 1, Item 1A. “Risk Factors” of the Corporation’s 2009 Annual Report on Form 10-K, and under Part II, Item 1A. “Risk Factors” of the Corporation’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2010 and September 30, 2010 and in any of the Corporation’s other subsequent Securities and Exchange Commission (SEC) filings: the success of the legal strategies pursued by the Corporation, its subsidiaries and the plaintiffs in the Maine State case as well as the court’s rulings and other determinations in the case. Forward-looking statements speak only as of the date they are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release of Bank of America Corporation dated November 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: November 5, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release of Bank of America Corporation dated November 5, 2010